                                                                     EXHIBIT 4.6

                           FIRST SUPPLEMENTAL INDENTURE

                             Dated as of July 24, 1998

                                      between

                               CALPINE CORPORATION,

                                     AS ISSUER

                                        and

                               THE BANK OF NEW YORK

                                    AS TRUSTEE

                            Supplementing the Indenture
                            Dated as of March 31, 1998

               FIRST SUPPLEMENTAL INDENTURE, dated as of July 24, 1998 (the "First Supplemental Indenture"), between Calpine Corporation, a Delaware corporation (the "Company"), and The Bank of New York, as trustee (the "Trustee").

               WHEREAS, the Company executed and delivered the Indenture dated as of March 31, 1998 (the "Indenture"), to the Trustee to provide for the issuance of $300,000,000 of the Company's 7-7/8 % Senior Notes due 2008 (the "Initial Securities");

               WHEREAS, pursuant to the terms of the Indenture, the Company desires to supplement and amend the Indenture to issue $100,000,000 additional securities (the "Additional Securities" and, together with the Initial Securities, the "Securities") of the Company as contemplated by Section 8.1(h) of the Indenture;

               WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company and the Trustee in accordance with its terms and a valid amendment and supplement to the Indenture, have been done.

               NOW THEREFORE, for and in consideration of the premises and mutual covenants herein contained, the Company and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

               Section 1.1  Definition of Terms.

               Unless the context otherwise requires:

                      (a) capitalized terms used herein that are not otherwise defined herein shall have the meaning assigned to such terms in the Indenture;

                      (b)  the singular includes the plural and vice versa;

                      (c) headings are for convenience of reference only and do not affect interpretation;

                      (d) "Offering" means the offering and sale of the Initial Securities and the offering and sale of Additional Securities.

                      (e) "Additional Securities Registration Rights Agreement" means the Registration Rights Agreement dated as of July 21, 1998.


                                   ARTICLE II
                           AMENDMENTS TO THE INDENTURE

               Section 2.1  Issuance of Additional Securities.

               The Indenture is amended to provide for the issuance of additional 7-7/8% Senior Notes due 2008 of the Company in an aggregate principal amount of $100,000,000.

               Section 2.2  Effectiveness.

               The amendment set forth in Section 2.1 shall not be effective as to any Security outstanding prior to the date hereof.


                                   ARTICLE III
                                  MISCELLANEOUS

               Section 3.1  Form and Dating.

               The Additional Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A annexed hereto, which is part of this First Supplemental Indenture.

               The terms and provisions contained in the forms of Additional Securities annexed hereto as Exhibit A and Exhibit B shall constitute, and are expressly made, a part of this First Supplemental Indenture.

               Section 3.2  Execution and Authentication.

               The Trustee shall authenticate (i) Additional Securities for original issue in an aggregate principal amount of $100,000,000 and (ii) Exchange Securities for issue only in exchange pursuant to the Additional Securities Registration Rights Agreement, for a like principal amount of Additional Securities, in each case, upon a written order of the Company signed by two Officers.

               Section 3.3  Ratification of Indenture.

               The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

               Section 3.4  Governing Law.

               This First Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

               Section 3.5  Separability.

               In case any one or more of the provisions contained in this First Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture but this First Supplemental Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

               Section 3.6  Counterparts.

               This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

               Section 3.7  Effectiveness.

               This First Supplemental Indenture shall be effective and binding when executed by the Company and the Trustee.

               Section 3.8  Trustee Not Responsible for Recitals.

               The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

               Section 3.9  Performance by Trustee.

               The Trustee, for itself and its successors accepts the Trust of the Indenture as amended by this First Supplemental Indenture and agrees to perform the First Supplemental Indenture and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liability and responsibility of the Trustee.



                                      * * *

               IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                    CALPINE CORPORATION



                                    By:_____________________________
                                       Name:
                                       Title:



                                    By:_____________________________
                                       Name:
                                       Title:



                                    THE BANK OF NEW YORK
                                    as Trustee



                                    By:_____________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT A

================================================================================
                       (Form of Face of Initial Security)

               [UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE
& CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.8 OF THE INDENTURE (AS DEFINED BELOW).]*

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3), OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON

--------
*   This legend should only be added if the Security is issued as a Global Note.

AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREIN RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS SECURITY TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTIONS," "UNITED STATES" AND "U.S. PERSONS" HAVE THE MEANINGS

GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                               CALPINE CORPORATION
                           7-7/8% SENIOR NOTE DUE 2008

No. S-1                                                    $______________

                                          CUSIP:
                                          ISIN:

        Calpine Corporation, a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of ______________ Dollars on April 1, 2008.

                    Interest Payment Dates:  April 1 and October 1
                       Record Dates:  March 15 and September 15

        Additional provisions of this Security are set forth on the reverse hereof.

               IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Date:

                                               CALPINE CORPORATION

                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:
TRUSTEE'S CERTIFICATE
  OF AUTHENTICATION:

The Bank of New York, as
Trustee, certifies that
this is one of the Securities
referred to in the Indenture.

By: _________________________       Dated: ______________________
      Authorized Signature

                       (Form of Reverse of Initial Security)

                                CALPINE CORPORATION
                            7-7/8% SENIOR NOTE DUE 2008

               (1) Interest. Calpine Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture referred to below, being herein called the "Company"), promises to pay interest on the principal amount of this Security at 7-7/8% per annum (subject to adjustment as provided below). The Company will pay interest semiannually on April 1 and October 1 of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 31, 1998. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

               If an exchange offer registered under the Securities Act (as defined in the Indenture) is not consummated, or a registration statement under the Securities Act with respect to resales of the Securities is not declared effective by the SEC (as defined in the Indenture), by September 26, 1998, in accordance with the terms of a Registration Rights Agreement dated July 21, 1998 by and between the Company and Morgan Stanley & Co. Incorporated (the "Additional Securities Registration Rights Agreement"), the annual interest rate due on the Securities shall be increased by one-half of one percent, commencing as of September 27, 1998 (the 181st calendar day following the initial sale of the Securities), until the exchange offer is consummated or the shelf registration statement is declared effective. The holder of this Security is entitled to the benefits of such Additional Securities Registration Rights Agreement.

               (2) Method of Payment. The Company will pay interest on the Securities (except Defaulted Interest) to the persons who are registered Holders of Securities at the close of business on the record date next preceding the interest payment date even though Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

               (3) Paying Agent, Registrar. Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice. The Company may act as Paying Agent, Registrar or co-registrar.

               (4) Indenture. The Company issued the Securities under an Indenture dated as of March 31, 1998, as supplemented by the First Supplemental Indenture dated as of July 24, 1998 (together, the "Indenture") between the Company and the Trustee. The Securities are unsecured general obligations of the Company limited to $400,000,000 in aggregate principal amount. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"). Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms.

               (5) Redemption. The Company may not redeem the Securities prior to maturity.

               (6) Denominations; Transfer; Exchange. The Securities are in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security 15 days before an interest payment date.

               (7) Put Provisions. Upon a Change of Control Triggering Event, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued interest to the date of repurchase as provided in, and subject to the terms of, the Indenture.

               (8) Defeasance. Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal and interest on the Securities to maturity.

               (9) Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes, except that interest (other than Defaulted Interest) will be paid to the person that was the registered Holder on the relevant record date for such payment of interest.

               (10) Amendments and Waivers. Subject to certain exceptions, (i) the Indenture or the Securities may be amended or supplemented with the consent of the Holders of a majority in principal amount of the Securities; and (ii) any existing default may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for assumption of Company obligations to Securityholders or to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for guarantees with respect to, or security for, the Securities, or to comply with the TIA or to add additional covenants or surrender Company rights, or to make any change that does not adversely affect the rights of any Securityholder.

               (11) Remedies. If an Event of Default occurs and is continuing, the Trustee or Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require an indemnity before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

               (12) Trustee Dealings with Company. Subject to the provisions of the TIA, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee. The Trustee will initially be The Bank of New York.

               (13) No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each

Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

               (14) Authentication. This Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

               (15) Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

               Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers placed thereon.

               THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS SECURITY IN LARGER TYPE. REQUESTS MAY BE MADE TO: SECRETARY, CALPINE CORPORATION, 50 WEST SAN FERNANDO STREET, SAN JOSE, CALIFORNIA 95113.

================================================================================

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:
   I or we assign and transfer this Security to

                  (Insert assignee's soc. sec or tax I.D. no.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint                               agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Dated:_________                     Signed:______________________________
                                           ______________________________
                                           (Sign exactly as your name appears on
                                           the other side of this Security)

Signature Guarantee:
                    ------------------------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                         MANNER OF TRANSFER (Check one)

Transfer to Calpine Corporation                         [ ]
Transfer to Qualified Institutional Buyer               [ ]
Transfer to Institutional Accredited Investor           [ ]
Transfer outside the United States in
  compliance with Rule 904 under
  the Securities Act of 1933                            [ ]

================================================================================

                     OPTION OF HOLDER TO ELECT PURCHASE FORM

        If you wish to elect to have this Security purchased by the Company pursuant to Section 3.8 or 3.12 of the Indenture, check this box: [ ]

        If you wish to elect to have only part of this Security purchased by the Company pursuant to Section 3.8 or 3.12 of the Indenture, state the amount: $

        *As set forth in the Indenture, any purchase pursuant to Section 3.12 is subject to proration in the event the offer is oversubscribed.

Dated:_________                     Signed:______________________________
                                           ______________________________
                                           (Sign exactly as your name appears on
                                           the other side of this Security)

Signature Guarantee:
                    ------------------------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B


================================================================================
                       (Form of Face of Exchange Security)

               [UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.8 OF THE INDENTURE (AS DEFINED BELOW).]*


--------
*   This legend should only be added if the Security is issued as a Global Note.

                               CALPINE CORPORATION
                          7-7/8% SENIOR NOTE DUE 2008


No._______________                                        $______________

                                                          CUSIP:
                                                          ISIN:

        Calpine Corporation, a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of ______________ Dollars on April 1, 2008.

                  Interest Payment Dates:  April 1 and October 1
                     Record Dates:  March 15 and September 15

        Additional provisions of this Security are set forth on the reverse hereof.

               IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Date:

                                               CALPINE CORPORATION

                                               By
                                                 -------------------------------
                                                  Name:
                                                  Title:

                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:
TRUSTEE'S CERTIFICATE
  OF AUTHENTICATION:

The Bank of New York, as
Trustee, certifies that
this is one of the Securities
referred to in the Indenture.

By: _________________________                  Dated: ____________________
      Authorized Signature

                        (Form of Back of Exchange Security)

                                CALPINE CORPORATION
                          7-7/8% SENIOR NOTE DUE 2008

               (1) Interest. Calpine Corporation, a California corporation (such corporation, and its successors and assigns under the Indenture referred to below, being herein called the "Company"), promises to pay interest on the principal amount of this Security at 7-7/8% per annum. The Company will pay interest semiannually on April 1 and October 1 of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 31, 1998. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

               (2) Method of Payment. The Company will pay interest on the Securities (except Defaulted Interest) to the persons who are registered Holders of Securities at the close of business on the record date next preceding the interest payment date even though Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

               (3) Paying Agent, Registrar. Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice. The Company may act as Paying Agent, Registrar or co-registrar.

               (4) Indenture. The Company issued the Securities under an Indenture dated as of March 31, 1998, as supplemented by the First Supplemental Indenture dated as of July 24, 1998 (together, the "Indenture") between the Company and the Trustee. The Securities are unsecured general obligations of the Company limited to $400,000,000 in aggregate principal amount. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa- 77bbbb) (the "TIA"). Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms.

               (5) Redemption. The Company may not redeem the Securities prior to maturity.

               (6) Denominations; Transfer; Exchange. The Securities are in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security 15 days before an interest payment date.

               (7) Put Provisions. Upon a Change of Control Triggering Event, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued interest to the date of repurchase as provided in, and subject to the terms of, the Indenture.

               (8) Defeasance. Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal and interest on the Securities to maturity.

               (9) Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes, except that interest (other than Defaulted Interest) will be paid to the person that was the registered Holder on the relevant record date for such payment of interest.

               (10) Amendments and Waivers. Subject to certain exceptions, (i) the Indenture or the Securities may be amended or supplemented with the consent of the Holders of a majority in principal amount of the Securities; and (ii) any existing default may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for assumption of Company obligations to Securityholders or to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for guarantees with respect to, or security for, the Securities, or to comply with the TIA or to add additional covenants or surrender Company rights, or to make any change that does not adversely affect the rights of any Securityholder.

               (11) Remedies. If an Event of Default occurs and is continuing, the Trustee or Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require an indemnity before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

               (12) Trustee Dealings with Company. Subject to the provisions of the TIA, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee. The Trustee will initially be The Bank of New York.

               (13) No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

               (14) Authentication. This Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

               (15) Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

               Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers placed thereon.

               THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS SECURITY IN LARGER TYPE. REQUESTS MAY BE MADE TO: SECRETARY, CALPINE CORPORATION, 50 WEST SAN FERNANDO STREET, SAN JOSE, CALIFORNIA 95113.

================================================================================
                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:
   I or we assign and transfer this Security to


                   (Insert assignee's soc. sec or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint                               agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Dated:__________                     Signed:____________________________

                                            ____________________________

                                          (Sign exactly as your name appears
                                          on the other side of this Security)

Signature Guarantee:
                    ------------------------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

================================================================================

                      OPTION OF HOLDER TO ELECT PURCHASE FORM

        If you wish to elect to have this Security purchased by the Company pursuant to Section 3.8 or 3.12 of the Indenture, check this box: / /

        If you wish to elect to have only part of this Security purchased by the Company pursuant to Section 3.8 or 3.12 of the Indenture, state the amount: $

        *As set forth in the Indenture, any purchase pursuant to Section 3.12 is subject to proration in the event the offer is oversubscribed.

Dated:__________                     Signed:____________________________

                                            ____________________________

                                          (Sign exactly as your name appears
                                          on the other side of this Security)

Signature Guarantee:
                    ------------------------------------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.